

AKARI
THERAPEUTICS

Advancing Antibody Drug Conjugates With Novel Immuno-Oncology Payloads

Forward-Looking Statements

This presentation includes expressed or implied forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the Exchange Act), about the Akari Therapeutics, Plc (the "Company") that involve risks and uncertainties relating to future events and the future performance of the Company. Actual events or results may differ materially from these forward-looking statements. Words such as "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "project," "potential," "continue," "future," "opportunity" "will likely result," "target," variations of such words, and similar expressions or negatives of these words are intended to identify such forward-looking statements, although not all forward-looking statements contain these identifying words. Examples of such forward-looking statements include, but are not limited to, express or implied statements regarding: the business combination and related matters, including, but not limited to, post-closing operations and the outlook for the Company's business; the Company's targets, plans, objectives or goals for future operations, including those related to its product candidates; financial projections; future economic performance; and the assumptions underlying or relating to such statements. These statements are based on the Company's current plans, estimates and projections. By their very nature, forward-looking statements involve inherent risks and uncertainties, both general and specific. A number of important factors, including those described in this communication, could cause actual results to differ materially from those contemplated in any forward-looking statements. Factors that may affect future results and may cause these forward-looking statements to be inaccurate include, without limitation: the risk that the Company may not realize the anticipated benefits of its merger with Peak Bio, Inc. (the "Merger") in the time frame expected, or at all; the ability to retain and hire key personnel; potential adverse reactions or changes to business relationships resulting from the Merger; the potential impact of unforeseen liabilities, future capital expenditures, revenues, costs, expenses, earnings, synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of the combined business; uncertainties as to the long-term value of the Company's American Depositary Shares ("ADSs") (and the ordinary shares represented thereby), including the dilution caused by the Company's issuance of additional ADSs (and the ordinary shares represented thereby) in connection with the Merger; risks related to global as well as local political and economic conditions, including interest rate and currency exchange rate fluctuations; potential delays or failures related to research and/or development of the Company's programs or product candidates; risks related to any loss of the Company's patents or other intellectual property rights; any interruptions of the supply chain for raw materials or manufacturing for the Company's product candidates, the nature, timing, cost and possible success and therapeutic applications of product candidates being developed by the Company and/or its collaborators or licensees; the extent to which the results from the research and development programs conducted by the Company, and/or its collaborators or licensees may be replicated in other studies and/or lead to advancement of product candidates to clinical trials, therapeutic applications, or regulatory approval; uncertainty of the utilization, market acceptance, and commercial success of the Company's product candidates; unexpected breaches or terminations with respect to the Company's material contracts or arrangements; risks related to competition for the Company's product candidates; the Company's ability to successfully develop or commercialize its product candidates; potential exposure to legal proceedings and investigations; risks related to changes in governmental laws and related interpretation thereof, including on reimbursement, intellectual property protection and regulatory controls on testing, approval, manufacturing, development or commercialization of any of the Company's product candidates; the Company's ability to maintain listing of its ADSs on the Nasdaq Capital Market. While the foregoing list of factors presented here is considered representative, no list should be considered to be a complete statement of all potential risks and uncertainties. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company's filings with the SEC, copies of which may be obtained from the SEC's website at www.sec.gov. The Company assumes no, and hereby disclaims any, obligation to update the forward-looking statements contained in this press release.

Akari – A Radical Redesign to ADC Payloads - Opportunity To Drive Significant Value Quickly

1 PAYLOAD INNOVATION

PH1 Payload - Targeting RNA Splicing
- Potent cytotoxicity
- Innate and adaptive immune activation
- Differentiated safety profile

Rapid Pipeline Expansion
- AKTX-101 – Trop-2 ADC
- AKTX-102 – (Undisclosed target) GI, lung cancers

2 ACCELERATING LEAD PROGRAM

AKTX-101 – Trop-2 ADC
- Trop-2 is a validated target
- Strong preclinical differentiation
- First-in-Human (FIH) ~12 months
- FIH clinical activity: 18 months
- Initial focus: urothelial cancer
- Expand quickly to other tumors

3 NEAR-TERM VALUE

Near-Term Catalysts to Drive Significant Upside
- Established catalysts by peers at FIH data suggest potential for significant value accretion

AKARI THERAPEUTICS

Akari's Value Today Offers The Potential For Large Upside in 12-18 Months Based On Comparable ADC Peers



Valuation / Market Cap At Stage ($M)
700
600
500
400
300
200
100
0
$M
Akari Today
>6x
Mersana
$285M Total Deal Size Post-Data
9x
CytomX
~$670M Mkt Cap Today (4) Post-Data
Pre-Clinical ADC Companies1
$44M Mkt Cap Pre-Data
~$75M Mkt Cap Pre-Data
Pre/Post After Phase 1a (Dose Escalation Data)

(1) Source: Pitchbook search of ADC companies active in deal space in 2025. Where public, represents market cap, where private, Pre-money valuations were used
(2) Global Newswire, May 12, 2025: CytomX Announces Positive Interim Data From Phase 1 Dose
(3) Day One Biopharmaceuticals to Acquire Mersana Therapeutics - Mersana Therapeutics
(4) Data as of November 17, 2025

AKARI THERAPEUTICS

Corporate Overview

- **PH1 ADC** Payload Background
- **AKTX-101** Opportunity and Timeline



AKARI THERAPEUTICS

Currently Approved ADC Payloads Such As Topo1 Inhibitors Have Clear Efficacy and Safety Limitations

For Approved Trop-2 ADCs (Topo1 Inh. Payloads), 50% of patients relapse at 7 months or less; Patients experience significant side effects and have difficulty staying on therapy

Product	Indication	Efficacy - Median PFS, months	Warnings/ Precautions	Dose Interruptions	Dose Reductions
TRODELVY	Triple Negative Breast Cancer	5.6	Neutropenia, Diarrhea, Nausea/Vomiting	63%	22%
TRODELVY	HR+/HER2 Breast Cancer	5.5	Neutropenia, Diarrhea, Nausea/Vomiting	66%	33%
DATROWAY	HR+/HER2 Breast Cancer	6.9	Interstitial Lung Disease, stomatitis, (including mouth ulcers and oral mucositis), ocular adverse reactions	22%	23%
DATROWAY	2L EGFR Mutant Lung Cancer	5.8	Interstitial Lung Disease, stomatitis, (including mouth ulcers and oral mucositis), ocular adverse reactions	43%	26%

AKARI THERAPEUTICS

Source: Respective Product Package Inserts

Akari's PH1 Payload/Linker Designed To Address Efficacy and Safety Limitations With Current ADC Payloads

Potent Single Agent Cytotoxicity

- Cytotoxicity at single digit nanomolar levels

Innate and Adaptive Immune Actions To Drive Greater and More Durable Efficacy

- Macrophage repolarization to M1 Anti-Tumor State
- Neutrophil activation to aid macrophages
- Neoantigens activate B Cells and epitope spreading

Unique Efficacy Results With Anti-PD-1

- Expands Gamma Delta T cells
- Potentiates anti-PD-1 activity
- Class-switching: IgM to IgG antibodies to target cancer

Differentiated Safety Profile in NHP

- Non-cleavable linker minimizes toxicity in healthy tissues
- No neutropenia, anemia, or lymphocytopenia, etc.
- No interstitial lung disease or mucositis observed
- No neuropathies observed

AKARI
THERAPEUTICS

PH1 Targets Cell's Splicing Machinery, Causing Cell Killing (Cytotoxicity) and Immune Activation (Protein Neoantigens)

DM4 Payload (microtubule inhibitor used on Elahere®) or PH1 Payload (splicing modulator) compared to DMSO control



Spliced RNAs DM4 vs DMSO
89
199
Log2(Fold Change)
Average Expression
Spliced RNAs PH1 vs DMSO
765
>9X DM4
660
>3X DM4
Log2(Fold Change)
Average Expression

Immune Activation: Potential protein Neoantigens derived from mis-spliced RNA transcripts

Unchanged spliced RNA

Cytotoxicity: Vital proteins not synthesized because mis-spliced RNA destroyed by nonsense mediated decay (NMD) process

PH1 Payload increases the number of mis-spliced RNAs to drive both Cytotoxicity AND Immune Activation via protein neoantigens

AKARI THERAPEUTICS

PH1 Cytotoxicity Power Is Superior To Leading Trop-2 ADC Trodelvy® in Preclinical Gastric Cancer Model

Higher Rate of Tumor Regression Compared to Trodelvy®, Even With Lower Dose and Drug/Antibody Ratio (DAR)



Vehicle
1500
1000
500
0
Tumor Volume (mm³)
0
21
42
63
84
105
126
147
168
Days
Vehicle
Trop2 PH1 ADC (DAR4) 3mpk QWx2
Trodelvy®(DAR7.6) 10mpk QWx2
AKTX-101

Agent	Tumor Regression (TR) at 5 months (150 days)
Vehicle	0%
Trodelvy®	20%
AKTX-101	**50%**

Day 20, AKTX-101 > Trodelvy® p=0.000028
Day 41, AKTX-101 >Trodelvy® p=0.035

Method

NCI-N87 cell xenograft model

Mice dosed IV with ADC or vehicle on day 1 and day 8 post-randomization

At DAR4, AKTX-101 induced **TR Regression in 50%** of treated mice over a period of ~5 months

vs.

At DAR 7.6, Trodelvy® induced **TR in only 20%** of treated mice over a period of ~5 months

AKARI THERAPEUTICS

Source: Akari Internal Data

PH1 Payload Uniquely Activates Innate and Adaptive Immune System For Greater and Longer Efficacy[1]

MC38-hHer2 Model
"Tras PH1" is Trastuzumab-PH1 ADC



Kaplan Meier
Percent Survival
100
75
50
25
0
0
30
60
90
120
150
Days
Vehicle
Tras PH1
Kadcyla

Tras-PH1: 2 Complete Regressions (CR)
Kadcyla: 0 Complete Regressions (CR)

Tras-PH1 Additional Efficacy Driven By Unique Innate and Adaptive Immune Response

Pro-Inflammatory Macrophages and Increase In Neutrophils vs Kadcyla®



M1 Macrophage
CD206- F4/80 High
M2 Macrophage
CD206+ F4/80 High
Macrophage repolarization
M1/M2
Neutrophils
F4/80 medium Ly6G+
Number of cells (Tumor)
*
Vehicle
Tras PH1
Kadcyla

Expands B Cells and IgM Antibodies vs. Kadcyla®

- IgM antibodies target cancer cells via neoantigens
- IgM-targeted cells marked for destruction by Complement system



Neoantigen
IgM Antibody
Cancer Neoantigen
IgM Antibody
Cancer Cell
Cancer Neoantigen
Cancer Neoantigen

AKARI THERAPEUTICS

(1) Data using trastuzumab antibody conjugated to PH-1 payload (Tras PH1)

https://akaritx.com/wp-content/uploads/2025/11/SITC-Nov-2025-e-Poster-AKTX.pdf

Lead Program AKTX-101 (Trop-2 PH1 ADC)



AKARI
THERAPEUTICS

AKTX-101: Highly Differentiated Trop-2 ADC With Novel PH1 Payload



Antibody
Targets cancer cells
Linker
Joins antibody and drug
Immuno-oncology drug
Destroys cancer cells

Reduced Off-Target Effects

- AKTX-101 uses a proprietary lysine, non-cleavable linker
- Linker-Payload designed to reduce off-target effects

Novel Antibody With Cell Killing Intact

- Proprietary Trop-2 targeting antibody
- Higher affinity than hRS7 (Trodelvy®)
- Potent ADCC (Antibody Dependent Cellular Cytotoxicity)

Potent Cytotoxicity and Immune Activation

- AKTX-101 utilizes a 3rd generation, proprietary Thailanstatin toxin
- Single digit nanomolar potency in several tumors
- Unique innate and adaptive immune activation
- B cells initiate epitope spreading, broader response

Chemical Structure of Toxin Attached to Trop-2 Targeting Antibody



AKARI THERAPEUTICS

AKTX-101 Designed To Be Superior To Current Trop-2 ADCs Across Both Key Efficacy and Safety Attributes

Key Measure	Trodelvy® (leading Trop-2 ADC)	Akari AKTX-101*
Tumor Potency	- 10mg/kg - DAR 7.6	- 3 mg/kg superior in Gastric Cancer in NCI-N87 cell xenograft model - DAR 4.0
Immune Activation	- hRS7 antibody disrupts tumor cell-cell barriers allowing entry of immune cells	- Repolarization of Macrophages to Anti-tumor effect (M1) - Increase in Neutrophils - B cell expansion: IgM antibodies
ADC Stability	- Cleavable linker/ significant off-target effects	- Non-cleavable linker/ limited off-target effects
Safety in NHP (Non-Human Primates)	- Bone Marrow suppression - Neutropenia - GI toxicity – diarrhea, vomiting, nausea	- Rash - Mild elevations in AST (reversible) - Mild reduction in platelets (reversible) - **No intestinal toxicity, mucositis** - **No neutropenia**

AKARI THERAPEUTICS

*Based on Akari preclinical data

Large Opportunity for AKTX-101 Across Multiple Solid Tumors That Express Trop-2

Cancer Type	New Annual Cases	Annual Deaths
Initial Target: Urothelial Cancer	85,000	17,000
Breast	319,750	42,680
Lung	226,650	124,730
Colorectal	154,270	52,900
Head and Neck	72,680	16,680
Pancreatic	67,440	51,980
Oral Cavity	59,660	12,770
Gastric	30,300	10,780
Esophagus	22,070	16,250
Ovarian	20,890	12,730
Cervical	13,360	4,320
Total Potential Target Trop-2 Patient Population	**987,070**	**345,820**

AKARI THERAPEUTICS

2025, American Cancer Society, Inc. Surveillance and Health Equity Science

AKTX-101: Initial Target Is Urothelial Cancer - A Large Patient Group With Significant Unmet Needs

Most common type of bladder cancer accounting for 90% of bladder tumors[1]

Current Treatments:

- Platinum-based chemotherapy
- Enfortumab vedotin + pembrolizumab or checkpoint inhibitor
- HER2 and FGFR2/3-targeted therapy

Limitations of Current Therapies:

- Limited durability and significant toxicity; many patients relapse quickly or cannot tolerate treatment

United States[2]

~85k New Cases Annually

~17k Deaths Annually

Global[3]

~573k New Cases Annually

~213k Deaths Annually

AKARI THERAPEUTICS

1. Leslie SW, Soon-Sutton TL, Aeddula NR. Bladder Cancer. [Updated 2024 Aug 15]; 2: 2025, American Cancer Society, Inc. Surveillance and Health Equity Science;
3. Zhang Y. The global landscape of bladder cancer incidence and mortality in 2020 and projections to 2040. J Glob Health. 2023

AKTX-101 (Trop-2 PH1) Has Demonstrated Significant Activity In Aggressive Urothelial Cancer Preclinical Model

Model MB49-hTrop-2 Urothelial Cancer



Tumor Volume (mm³)
3000
2000
1000
0
Last Day
of Dosing
0
5
10
15
20
25
30
35
40
Days
Vehicle
Murine anti-PD1
antibody
Trop2 PH1

Comparison	P value (Day 21)
Vehicle vs mPD-1	>0.99
Trop-2 PH1 > Vehicle	0.04
Trop-2 PH1 > mPD-1	0.002

AKARI THERAPEUTICS

Source: Akari Internal Data

AKTX-101 Has A Differentiated Safety Profile vs Current Trop-2 ADCs: No Neutropenia, Diarrhea, Mucositis, or Interstitial Lung Disease Observed

Key Safety Warnings Of Approved Trop-2 ADCs

- Boxed warning for neutropenia or bone marrow suppression (Trodelvy®)
- GI toxicities (Trodelvy®)
- Lung toxicity – Interstitial Lung Disease (Datroway®)
- Stomatitis (Datroway®)

AKTX-101 Findings Are Manageable and Transient (Non-Human Primate Studies)

- Rash, mild reduction in platelets (reversible), and mild/reversible elevations in AST (below MTD)
- All phenotypes reversed within 2 weeks of dosing
- Minimal or mild histopathological changes at terminal necropsy
- No histopathological observations upon recovery necropsy (+ 3 weeks)

C_{max} for dose tolerated in NHP (6 mg/kg) was 5X C_{max} required for shrinking pre-implanted tumors in mice

Long Half-Life for AKTX-101 Observed in NHP

- *$T_{1/2}$= 53 hours at 6 mg/kg*
- Trodelvy® $T_{1/2}$= 11.7 hours at 10mg/kg,
- Datroway® $T_{1/2}$= 45 hours at 6mg/kg

AKARI THERAPEUTICS

Source: Akari Internal Data, Non-Human Primate Toxicology Studies, Okajima et al 2021 and Cardillo et al 2011, Approved Product Package Inserts

In Urothelial Cancer, 2nd Line Opportunity Is Valuable and Makes an Attractive Strategic Entry Point For AKTX-101

DIAGNOSIS: metastatic Urothelial Carcinoma (mUC)

PREFERED 1ST LINE THERAPY (Standard of Care for All-Comers)

Enfortumab Vedotin + Pembrolizumab

(Regardless of Cisplatin Eligibility)

DISEASE PROGRESSION

50% of Patients Relapse in ~12 Months

2ND LINE THERAPY (Post-EV+Pembro) **~75,000 Patients***

Platinum-based Chemotherapy

(Gem/Cis or Gem/Carbo)

Erdafitinib

(If FGFR2/3 Alteration +)

Unmet Needs:

- Improved PFS, duration of response and overall response
- Limited toxicities in frail and elderly population
- No overlapping toxicities with 1L therapies (i.e. neuropathies)

*Patient Estimates include US, EU5, Japan, China; Data Monitor, Decision Resources Group, Kantar Health, and internal estimates; Powles et al: N Engl J Med 2024;390:875-888

First-in-Human Phase 1a Trial Explores Safety, Therapeutic Dose, And Identifies Efficacy Signals In Range of Solid Tumors

Phase 1b Expansion Into Urothelial Cancer Drives Potential Accelerated Path



Dose Escalation Phase 1a
12-24 Patients
Recommended Dose
1b Expansion In Urothelial
Potential for Other Solid Tumor Exploratory Arms
Trop-2 Expressing Tumors (Urothelial, Gastric, Lung, Breast, Others)
Dose A
Dose B
Dose C
Dose D
Design: Simon 2-stage
Urothelial Stage 1
Urothelial Stage 2
Exploratory Solid Tumor Stage 1
Exploratory Solid Tumor Stage 2

AKARI THERAPEUTICS

AKTX-101 Path to Clinic: *~12 Months to IND/CTA* and Start of FIH Trial; *~18 Months to Initial Safety/Efficacy Data*



Activity
2025
2026
2027
IND / CTA Enabling (Pre-Clinical)
CDMO Partner
GLP Tox Results
Final CMC and Non-Clinical
GLP Toxicology / Non-clinical studies and GMP manufacturing
Phase 1a/b First-in-Human (FIH)
Initial Safety and Efficacy Data Multiple Tumors
FDA Interaction / Pre-IND Discussion
Planning/Startup
Filing (IND / CTA)
FIH Start
FIH Start - Dose Escalation
Urothelial 2L Expansion
SITC Data
AACR / ASCO Data Presentation

Akari Is Advancing Novel Payloads With AKTX-101- Reaching Clinical Milestones and Multiple Value Inflections Through Next 18 Months

Radical Redesign of ADC Payloads To Transform Category

- PH1 Payload – Uniquely Targeting RNA Splicing
- Potent cytotoxicity
- Novel immune activation: innate and adaptive
- Differentiated safety profile

1 **Advancing Lead Program: AKTX-101, Trop-2 PH1 ADC**

- Continued unmet need in Trop-2 expressing cancers: urothelial, lung, breast, others
- Compelling efficacy and safety profile in preclinical testing to support clinical trials

Initial Phase 1 FIH (First-in-Human) in 12 months; Safety/Early Efficacy 18 months (mid-2027)

$ **Significant value inflections possible through the continuum of 18 months**

- 5-10x: CytomX/Mersana

AKARI THERAPEUTICS



Advancing Antibody Drug Conjugates With Novel Immuno-Oncology Payloads

AKARI THERAPEUTICS

December 2025
Corporate Overview

NASDAQ: AKTX
akaritx.com

Senior Leadership Team Brings Deep Oncology/Biotech Experience



Abizer Gaslightwala, MS, MBA
President, Chief Executive Officer

25 years in the development and commercialization of novel medicines with extensive experience in oncology



Kameel D. Farag
Chief Financial Officer

Biotech veteran with over 20 years of expertise in corporate finance, international operations, capital markets/M&A, Commercialization



Satyajit Mitra, PhD
Executive Director, Head of Oncology

Scientist with 20 years in advancing novel oncology programs from early preclinical validation and lead selection through pipeline nomination



Mark F. Kubik
Head of Business Development – Oncology

25+ years of experience with successful track record of transformative deal creation and productive alliances including ADCs



Howard M. Stern, MD, PhD
Senior Scientific Advisor

Physician scientist with over 20 years of experience in translational biomarker strategy and the advancement of novel therapeutic modalities for oncology from preclinical validation to first-in-human clinical trials

AKARI THERAPEUTICS

Akari PH1 Payload Driving Multiple ADC Programs

AKTX-101 Trop-2 ADC Is Entering IND Enabling Work Now

ADC Programs (All PH1 Payload Based)	Indication	Discovery	Preclinical	IND Enabling	Highlights
AKTX-101 (Trop-2 Target)	Urothelial Cancer; Other Solid Tumors				- Entering FIH (First-in-Human) enabling studies - Phase 1 filing expected 4Q 2026 - Rapid expansion into other solid tumors (i.e. gastric, lung, breast)
AKTX-102 (Undisclosed Target)	*Colon, Gastric, and Lung Cancers*				- Developing first-in-class/best-in-class antibody/PH1 construct

AKARI THERAPEUTICS

Akari Cap Table And Pro-forma Cash After Recent Financing

Capitalization (As of Oct. 16, 2025)	Shares outstanding (ADS Equivalents)
Common Stock	35,767,576
Warrants (WAEP $3.50)	32,913,041
Stock Options (WAEP $2.57)	7,415,492
Convertible Notes [(1), (2)]	916,059
Total Fully Diluted	**76,950,079**
Cash On Hand $M (Sep 30, 2025)	**$2.4**
October 15th, 2025 registered direct offering proceeds [(3)]	*2.5*
Proforma including October financing	**$4.9**

(1) April 2023 Convertible Notes as amended in September 19, 2025: approximately $0.7M in principal, convertible at $0.81 per ADS and mature on August 31, 2026.
(2) Does not include $3.8M of non-convertible unsecured promissory notes issued in August 2025
(3) The company issued 3,125,000 ADSs at $0.80 per ADS, with concurrent private placement of Series E and Series F warrant



AKARI THERAPEUTICS